CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated November 8, 2000 to the Prospectus dated December 28, 1999


The following revises and supersedes, as applicable, the information contained in the Prospectus of the Trust on pages 40 and 41 under "More on the Portfolios' Investments and Related Risks."

? Long-Term Bond Investments, Balanced Investments and Intermediate Fixed Income Investments may each invest up to 5% of their respective assets and Multi-Sector Fixed Income Investments may invest up to 10% of its assets in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

? Each Portfolio which is not an international oriented Portfolio
(International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments), may invest up to 10% of its assets in foreign securities, including emerging market securities.

On September 6, 2000 the Trust's Board of Trustees approved the following:

? A new investment advisory agreement between SSB Citi Fund Management LLC ("SSB Citi") and Westpeak Investment Advisors, L.P. ("Westpeak"), an investment adviser to Small Capitalization Growth Investments ("Small Cap Growth Portfolio"). Westpeak is an affiliate of Nvest, L.P. and Nvest Companies, L.P., which recently completed their acquisition by CDC Asset Management ("CDC"), the investment management arm of France's Caisse des
D p ts Group. As a result CDC owns, directly or indirectly, a controlling interest in Westpeak. The Nvest-CDC transaction resulted in a "change of control" of Westpeak, resulting in an assignment of the current investment advisory agreement between SSB Citi and Westpeak. Pursuant to the Investment Company Act of 1940, as amended, an assignment results in the automatic termination of the investment advisory agreement. All the principals of Westpeak will remain with the firm resulting in no change to the management of the Small Cap Growth Portfolio. Accordingly, the Board of Trustees approved a new investment advisory agreement identical to the prior advisory agreement. The new investment advisory agreement became effective on October 30, 2000.

? The termination of Standish, Ayer & Wood, Inc. ("Standish") and the hiring of BlackRock Financial Management, Inc. ("BlackRock") as an investment adviser to Intermediate Fixed Income Investments ("Intermediate
Portfolio"). The Consulting Group recommended BlackRock as an adviser because of its highly regarded status as a fixed income manager and because it invests in a wider range of fixed income securities than Standish. BlackRock will seek to achieve the Intermediate Portfolio's investment objective of current income and reasonable stability of principal by emphasizing relative value, primarily through sector and sub-sector rotation and security selection. The hiring of Blackrock has resulted in the entering into of an investment advisory agreement effective November 1, 2000 between SSB Citi and BlackRock. Under the terms of the agreement, BlackRock will be receiving a fee of 0.20% on the first $500 million and 0.15% thereafter that is computed daily and paid monthly based on the value of the average net assets of the Intermediate Fixed Income Portfolio allocated to BlackRock. BlackRock, located in New York, New York, was founded in 1988 and currently manages approximately $177 billion in assets. With the hiring of BlackRock, the structure of the Intermediate Portfolio will be as follows: Pacific Investment Management Company 40%; BlackRock 40% and Metropolitan West Asset Management 20%.

? The termination of Standish and the hiring of Metropolitan West Asset Management Company ("Metropolitan West") as an investment adviser to Multi-Sector Fixed Income Investments ("Multi-Sector Portfolio"). The Consulting Group recommended Metropolitan West as an adviser because it currently manages the Trust's separate intermediate fixed income portfolio. Metropolitan West will seek to achieve the Multi-Sector Portfolio's investment objective of total return consisting of capital appreciation and income by utilizing duration management, yield curve management and sector management in conjunction with a long-term economic outlook. The hiring of Metropolitan West has resulted in the entering into of an investment advisory agreement effective November 1, 2000 between SSB Citi and Metropolitan West. Under the terms of the agreement, Metropolitan West will be receiving a fee of 0.20% that is computed daily and paid monthly based on the value of the average net assets of the Multi-Sector Portfolio allocated to Metropolitan West. Metropolitan West, located in Los Angeles, California, was founded in 1996 and currently manages approximately $5 billion in assets. With the hiring of Metropolitan West, the structure of the Multi-Sector Portfolio will be as follows: Metropolitan West 50%; Western Asset Management Company 20%; Utendahl Capital Management CFI 20% and Alliance Capital Management 10%.

On October 10, 2000, the Trustees approved the following:

? The termination of Provident Investment Counsel ("Provident") and the hiring of Turner Investment Partners, Inc. ("Turner") as an investment adviser to Large Capitalization Growth Investments ("Large Cap Growth Portfolio"). The Consulting Group recommended Turner because consulting Group believed it offered an investment style complementary to the other advisers, Barclays Global Fund Advisors ("Barclays") and TCW Investment Management Company ("TCW"). Turner will seek to achieve the Large Cap Growth Portfolio's investment objective of capital appreciation by utilizing proprietary models, fundamental analysis and technical analysis. The hiring of Turner has resulted in the entering into of an investment advisory agreement effective November 1, 2000 between SSB Citi and Turner. Under the terms of the agreement, Turner will be receiving a fee of 0.35% on the first $300 million and 0.30% thereafter that is computed daily and paid monthly based on the value of the average net assets of the Large Cap Growth Portfolio allocated to Turner. Turner, located in Berwyn, Pennsylvania, was founded in 1990 and currently manages approximately $12 billion in assets. With the hiring of Turner, the structure of the Large Cap Growth Portfolio will be as follows: Barclays 60%, TCW 20% and Turner 20%.

Shareholders of the Small Capitalization Growth Investments, Intermediate Fixed Income Investments, Multi-Sector Fixed Income Investments and Large Capitalization Growth Investments will soon receive an information statement regarding these changes.










TK 2088S7